UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2021

GTY TECHNOLOGY HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-37931	83-2860149
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 North Town Center Drive, Suite 100

Las Vegas, Nevada 89144

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 945-2898

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GTYH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On and effective July 26, 2021, the Board of Directors (the “Board”) of GTY Technology Holdings Inc. (the “Company”) approved Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”).

The Amended and Restated Bylaws change the number of votes properly cast at a meeting of shareholders that are required to elect a director when a quorum is present and there are not more persons nominated for election as directors at such meeting than there are directors to be elected at such meeting (an “Uncontested Election Meeting”):

•	Previously, Section 3.7(a) of the Bylaws of the Company provided that a nominee for director at an Uncontested Election Meeting would be elected to the Board if the votes properly cast “for” such nominee’s election exceeded the votes properly cast “against” such nominee’s election (with “abstentions,” “broker non-votes” and “withheld votes” not counted as a vote “for” or “against” such nominee’s election).

•	As modified by the Amended and Restated Bylaws, Section 3.7(a) provides that a nominee for director at any Uncontested Election Meeting will be elected to the Board if the majority of votes properly cast at such meeting (with “abstentions” and “broker non-votes” not counted as votes cast) are cast “for” such nominee’s election.

The foregoing summary is qualified in its entirety by reference to the Amended and Restated Bylaws, which are attached hereto as Exhibit 3.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of GTY Technology Holdings Inc.(f/k/a GTY Govtech, Inc.) dated July 26, 2021.
104	Cover Page Interactive Date File (the cover page XBRL tags are embedded in the inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTY TECHNOLOGY HOLDINGS INC.

	By:	/s/ Jon C. Bourne
Name: Jon C. Bourne
Title: Executive Vice President and General Counsel

Dated: July 27, 2021

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